UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

MNP Petroleum Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-107002	91-1918324
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Bahnhofstrasse 9, 6341 Baar, Switzerland
(Address of principal executive offices) (Zip Code)

+41 (44) 718 10 30
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

We have retained J. Streicher Capital LLC (“Streicher”) pursuant to a written agreement providing for a six month term beginning on an effective date of August 14, 2014. Pursuant to this agreement, Streicher has agreed to assist our company at trade shows, liaise with the investment community and assist with the organization and presentation of roadshows. We have agreed to pay Streicher an initial engagement fee of US$7,500 and a monthly retainer of US$7,500 plus approved expenses.

Furthermore, effective August 20, 2014, we also granted 750,000 stock options to Streicher. These 750,000 options are divided into three different groups – 250,000 exercisable at a price of US$0.076 (the “First Option”), 250,000 exercisable at a price of US$0.084 (the “Second Option”) and 250,000 exercisable at a price of US$0.090 (the “Third Option”). All of these options shall vest in four quarterly instalments over a period of twelve months, with the first instalment of 187,500 options (consisting of 62,500 First Options, 62,500 Second Options and 62,500 Third Options) vesting October 13, 2014, the second instalment of 187,500 options (consisting of 62,500 First Options, 62,500 Second Options and 62,500 Third Options) vesting January 13, 2015, the third instalment of 187,500 options (consisting of 62,500 First Options, 62,500 Second Options and 62,500 Third Options) vesting March 13, 2015 and the fourth instalment of 187,500 options (consisting of 62,500 First Options, 62,500 Second Options and 62,500 Third Options) vesting July 13, 2015. All of these options will expire 5 years after the date of grant. The grant is subject to the execution of a stock option agreement by Streicher, the terms of our 2011 amended stock option plan and approval by the TSX Venture Exchange.

We issued the securities to one U.S. person who is an accredited investor (as that term is defined in Rule 501 of Regulation D, promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and in issuing these securities to this investor we relied on the registration exemption provided for in Rule 506 of Regulation D and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided under Item 1.01 is responsive to the information required by this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

99.1	News release dated August 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MNP PETROLEUM CORPORATION

By:

/s/ Peter-Mark Vogel
Peter-Mark Vogel
Chief Financial Officer, Treasurer and Secretary
Date: August 20, 2014